U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2002

                     Benchmark Technology Corporation
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                (Name of small business issuer in its charter)

                      Commission file number: 0-31715
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             Nevada                           91-2007478
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(State or other jurisdiction of     I.R.S. Employer Identification
incorporation or organization)      Number

    1250 South Burnham, Ste. 212, Las Vegas, NV         89104
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     (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code:  (702) 384-8692
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                               Table of Contents

Item 8. Change in Fiscal Year

     On November 11, 2002, the Board of Directors of Benchmark Technologies, Inc. determined to change its fiscal year end from December 31 to September 30. The Registrant will file on Form 10-K the report covering the period January 1, 2002 to September 30, 2002; therefore, no transitional period report will be required for filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2002

BENCHMARK TECHNOLOGIES, INC.

/s/ John Dean Harper
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    John Dean Harper
    Chief Executive Officer


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